SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

                Date of Report (Date of earliest event reported)

                                January 31, 2003


                            DORCHESTER MINERALS, L.P.
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             (Exact name of registrant as specified in its charter)


        Delaware               333-88282                81-0551518
------------------------ -------------------- --------------------------------
(State of Incorporation) (Commission File No) (IRS Employer Identification No.)



      3738 Oak Lawn, Suite 300, Dallas, Texas                       75219
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     (Address of principal executive offices)                     (Zip Code)


                                  (214) 559-0300
                           ---------------------------
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     Attached as Exhibit 99.1 is a press release issued by Dorchester Minerals, L.P. on January 31, 2003 with respect to the combination of Dorchester Hugoton, Ltd., Republic Royalty Company, Spinnaker Royalty Company, L.P. and Dorchester Minerals, L.P.

Item 7.  Financial   Statements  and  Exhibits.

     (a)  Financial statements of businesses acquired

               The financial statements of the businesses acquired included in Dorchester Minerals, L.P.'s (i) Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 30, 2002 and (ii) Supplement No. 1 to the Proxy Statement/Prospectus dated October 30, 2002, dated December 13, 2002 and filed with the Securities and Exchange Commission on December 16, 2002, are incorporated herein by reference.

     (b)  Pro forma financial information

               The pro forma financial information as of December 31, 2001 included in Dorchester Minerals, L.P.'s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 30, 2002 is incorporated herein by reference. The pro forma financial information as of September 30, 2002 will be filed at a later date pursuant to Item 7, subpart (a)(4) of Form 8-K.

     (c)  Exhibits

          99.1  Press Release dated January 31, 2003




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       DORCHESTER MINERALS, L.P.
                                       Registrant

                                    by Dorchester Minerals Management LP
                                       its General Partner,
                                    by Dorchester Minerals Management GP LLC
                                       its General Partner



Date: February 3, 2003                 /s/ William Casey McManemin
                                       ---------------------------
                                       William Casey McManemin
                                       Chief Executive Officer

                                  EXHIBIT INDEX

Item Number     Description
-----------     -----------
     99.1       Press Release dated January 31, 2003

                                                                    Exhibit 99.1

NEWS RELEASE       Dorchester Minerals, L. P.      3738 Oak Lawn Ave., Suite 300
Release Date:      January 31, 2003                     Dallas, Texas 75219-4379
Contact:           Casey McManemin                                (214) 559-0300
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                      DORCHESTER MINERALS, L. P. ANNOUNCES
                     CLOSING OF COMBINATION TRANSACTION AND
                       INITIATION OF TRADING ON THE NASDAQ

     DALLAS,  TEXAS - January 31, 2003 -- Dorchester  Minerals,  L. P. (NASDAQ -
DMLP) announced today that all steps necessary to effect the closing of the previously announced combination transaction among Dorchester Minerals, L.P., Republic Royalty Company, Spinnaker Royalty Company, L.P., and Dorchester Hugoton, Ltd. have been taken and that the transaction will become effective at midnight tonight.

     Dorchester Minerals, L.P. is the new publicly traded limited partnership that resulted from the combination. The first day of trading of its common units will be February 3, 2003. Dorchester Hugoton, Ltd. (NASDAQ - DHULZ) ceased trading its partnership Units January 31, 2003.

     Unitholders of Dorchester Hugoton will receive one common unit of Dorchester Minerals for one partnership Unit of Dorchester Hugoton held at close of business on January 31, 2003, plus a liquidating distribution of $1.90 per Dorchester Hugoton Unit.

     Dorchester Minerals' business plan is to own a 96.97% net profits interest in working interest properties, including those formerly held by Dorchester Hugoton, and to own and hold producing and non-producing mineral, royalty, overriding royalty, net profits and leasehold interests currently in 564 counties/parishes in 27 states. Dorchester Minerals will distribute, on a quarterly basis, all cash received beyond that required to pay costs and fund reasonable reserves. Dorchester Minerals does not anticipate incurring any debt other than ordinary trade debt and will seek to avoid unrelated business taxable income for federal income tax purposes.

     Dorchester Minerals, L. P. is based in Dallas, Texas and will currently have 27,040,431 common units outstanding on the Nasdaq with the symbol DMLP.

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